UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2006

SWEET SUCCESS ENTERPRISES, INC.

(Name of small business issuer specified in its charter)

Nevada	000-51542	54-2088620
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

1250 NE Loop 410, Suite 630

San Antonio, Texas 78209

(Address of principal executive offices)

(210) 824-2496

(Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

(a)(1) Changes in Registrant’s Certifying Accountant.

On November 20, 2006,  Ehrhardt Keefe Steiner & Hottman PC (“EKS&H”) resigned as the Company’s independent registered public accounting firm.  On November 21, 2006 the Audit Committee (the “Committee”) of the Board of Directors of the Company, appointed Helin, Donovan, Trubee & Wilkinson, LLP as its independent registered accounting firm, detailed as follows.

The reports of EKS&H on the consolidated financial statements of the Company and its subsidiary as of and for the years ended December 31, 2004 and December 31, 2005 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle with the exception of the following “going concern” paragraph:

“The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has experienced circumstances which raise substantial doubt about its ability to continue as a going concern. There have been no significant operations since December 12, 2000. Management’s plans regarding these matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

The Company reported material weaknesses in its internal control over financial reporting in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005. This Annual Report indicated that as of December 31, 2005, the Company had material weaknesses in that it that it lacked a sufficient amount or type of staff in the financial, accounting and external reporting areas.

Except for the material weaknesses in internal control over financial reporting described in the preceding paragraph, during the years ended December 31, 2004 and 2005, and through November 20, 2006, the Company did not have any reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K. The Company has authorized EKS&H to respond fully to the inquiries of the successor independent registered public accounting firm concerning the subject matter of the material weakness described above.

During the Company’s two most recent fiscal years ended December 31, 2004 and December 31, 2005 and through November 20, 2006, there were no disagreements with EKS&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EKS&H’s satisfaction, would have caused EKS&H to make reference thereto in its reports on the Company’s financial statements for such years.

The Company has provided EKS&H with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that EKS&H furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16.1 is a copy of the letter from EKS&H to the SEC.

(a)(2) Engagement of New Independent Registered Public Accounting Firm.

On November 21, 2006, the Audit Committee of the Company’s Board of Directors appointed Helin, Donovan, Trubee & Wilkinson, LLP (“HDT&W”) to serve as the Company’s principal independent registered public accounting firm for the year ending December 31, 2006.

The Company did not consult HDT&W on any matter described in Item 304(a)(2) of Regulation S-K during the Company’s fiscal years ended December 31, 2005 and 2004, and through November 20, 2006.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)           EXHIBITS

Exhibit No.	Description
16.1	Letter from EKS&H to the Securities and Exchange Commission dated November 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWEET SUCCESS ENTERPRISES, INC.

By:	/s/ William J. Gallagher
William J. Gallagher
Chief Executive Officer, Chief Financial Officer (Principal
Accounting Officer) and Director

Date: November 22, 2006